UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2011

U.S. AUTO PARTS NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17150 South Margay Avenue, Carson, CA 90746

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (310) 735-0553

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 2, 2011, U.S. Auto Parts Network, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 30,524,994 shares of the Company’s common stock were entitled to vote as of April 13, 2011, the record date for the Annual Meeting. There were 25,927,474 shares present in person or by proxy at the Annual Meeting, at which the Company’s stockholders were asked to vote on four proposals. The proposals are described in more detail in the Company’s definitive proxy statement dated May 2, 2011 for the Annual Meeting. Set forth below are the matters acted upon by the Company’s stockholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 - Election of Directors

The stockholders elected three Class II directors to serve a three-year term, until the Company’s 2014 Annual Meeting of Stockholders and until their respective successors are elected and qualified. The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
Joshua L. Berman	21,760,981	180,789	3,985,704
Sol Khazani	21,106,151	835,619	3,985,704
Robert J. Majteles	21,790,041	151,729	3,985,704

Proposal No. 2 - Ratification of the Selection of Independent Registered Public Accounting Firm for Fiscal Year 2011

The stockholders voted to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The results of the vote were as follows:

For	Against	Abstaining
25,827,934	96,540	3,000

Proposal No. 3 – Advisory Resolution Regarding the Compensation of the Company’s Named Executive Officers

The advisory (non-binding) vote regarding the compensation of the Company’s named executive officers was approved. The results of the advisory (non-binding) vote were as follows:

For	Against	Abstaining	Broker Non-Votes
21,700,502	13,947	227,321	3,985,704

Proposal No. 4 – Advisory Vote on the Frequency of the Future Advisory Votes Regarding the Compensation of the Company’s Named Executive Officers

The advisory (non-binding) vote on the frequency of the advisory vote regarding the compensation of the Company’s named executive officers was approved. The results of the advisory (non-binding) vote were as follows:

1 Year	2 Years	3 Years	Abstaining	Broker Non-Votes
5,537,887	4,070	16,114,262	285,551	3,985,704

Based on these results, and consistent with the recommendation of the Company’s Board of Directors, the Company will conduct future advisory (non-binding) votes regarding the compensation of the Company’s named executive officers every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2011	U.S. AUTO PARTS NETWORK, INC.

	By:	/s/ THEODORE R. SANDERS
Theodore R. Sanders Chief Financial Officer